The Aegis Funds

Class I (Ticker: AVALX)

Supplement dated October 14, 2026

to the

Prospectus and Summary Prospectus dated April 30, 2026

At a meeting of the Board of Trustees (the “Board”) of Aegis Value Fund (the “Fund”), a series of The Aegis Funds, held on May 28, 2026, the Board approved the adoption of a non-fundamental 80% investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, and related changes to the Fund’s principal investment strategies. These changes will be effective on April 30, 2027.

The disclosure under “The Fund’s Principal Investment Strategies” in the Summary Section of the Fund’s Prospectus will be deleted in its entirety and replaced with the following:

The Fund invests, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in value securities. Value securities are securities of companies that the Advisor believes are undervalued relative to the S&P 500 Index, industry peers, or their own historical valuation ranges based on fundamental valuation characteristics identified by the Advisor such as price to book, price to earnings, price to sales, or enterprise value to EBITDA metrics.

The Fund invests primarily in common stocks qualifying as value securities and may also invest in preferred stock, debt securities and other credit instruments qualifying as value securities. The Fund may invest up to 100% of its portfolio in small, mid, or large-capitalization companies. The Fund currently invests in the securities of foreign companies and may also hold warrants. Any derivatives that provide exposure to the investment focus suggested by the Fund’s name, or to one or more market risk factors associated with such investments, are counted (as applicable) toward compliance with the Fund’s 80% investment policy.

The Advisor may hold a significant portion of the Fund’s portfolio in cash or cash equivalent instruments. If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available.

From time to time, the Fund may have significant amounts invested in securities of companies in the same economic sector. As of December 31, 2025, 44.5% and 29.3% of the value of the Fund’s total investments were invested in the Materials and Energy sectors, respectively.

The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions. To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective. For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations.

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Please keep this supplement for further reference.